                                                                    EXHIBIT 10.3

                                 AMENDMENT NO. 2

                                       TO

                                 LOAN AGREEMENT

         AMENDMENT NO. 2 dated and effective as of July 31, 2001, among NICHOLAS FINANCIAL, INC. ("Borrower"), the financial institutions listed on the signature pages hereof (the "Existing Lenders") and BANK OF AMERICA, N.A., as agent for the Existing Lenders (the "Agent").

         WHEREAS, the Borrower, the Agent and the Existing Lenders are parties to a certain Amended and Restated Loan and Security Agreement, dated as of August 1, 2000 (the "Loan Agreement"), pursuant to which the Existing Lenders have agreed, subject to the terms and conditions therein set forth, to provide certain financial accommodations to the Borrower; and

         WHEREAS, the Borrower desires that the Lenders amend certain provisions of the Loan Agreement, and the Lenders are willing, subject to the terms and conditions hereinafter set forth, to do so;

         NOW, THEREFORE, the parties hereto hereby agree as follows:

         SECTION 1. CAPITALIZED TERMS. Capitalized terms used but not defined herein shall have the respective meanings set forth in the Loan Agreement.

         SECTION 2. AMENDMENT

                           The definition of "Interest Period" set forth in
Section 1.1 of the Loan Agreement is amended to read in its entirety as follows:

                           " `Interest Rate' means, as to any LIBOR Rate Loan, the period commencing on the Funding Date of such Loan or on the Continuation/Conversion Date on which the Loan is converted into or continued as a LIBOR Rate Loan, and ending on the date one, three, or six months thereafter as selected by the Borrower in its Notice of Borrowing, in the form attached hereto as Exhibit D, or Notice of Continuation/Conversion, in the form attached hereto as Exhibit E provided that:

                                    (a)      if any Interest Period would
                  otherwise end on a day that is not a Business Day, that Interest Rate shall be extended to the following Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the preceding Business Day;

                                    (b)      any Interest Period pertaining to a
                  LIBOR Rate Loan that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of the calendar month at the end of such Interest Period; and

                                    (c)      no Interest Period shall extend
                  beyond the Stated Termination Date."

         SECTION 3. EFFECTIVENESS. The amendment made herein shall become effective when Bank One and the Existing Lenders shall have duly executed and delivered this Agreement and counterparts hereof shall have been duly executed and delivered to the Agent by the Borrower.

         SECTION 4. COUNTERPARTS AND GOVERNING LAW. This Agreement may be executed in counterparts, each of which shall be an original, and all of which, taken together, shall constitute a single instrument. This Agreement shall be governed by, and construed in accordance with the law of the State of New York.

         SECTION 5. REFERENCES TO LOAN AGREEMENT. From and after the effectiveness of this Agreement and the waivers and agreements contemplated hereby, all references in the Loan Agreement to "this Agreement", "hereof", "herein", and similar terms shall mean and refer to the Loan Agreement as certain provisions thereof are amended or supplemented by this Agreement, and all references in other documents to the Loan Agreement shall mean such agreement as certain provisions thereof are amended or supplemented by this Agreement.

         SECTION 6. INVALIDITY. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under all applicable laws and regulations. If, however, any provision of this Agreement shall be prohibited by or invalid under any such law or regulation, it shall be deemed modified to conform to the minimum requirements of such law or regulation, or if for any reason it is not deemed so modified, it shall be ineffective and valid only to the extent of such prohibition or invalidity without the remainder thereof or any of the remaining provisions of this Agreement being prohibited or invalid.

         SECTION 7. RATIFICATION AND CONFIRMATION. The Loan Agreement is hereby ratified and confirmed and, except as herein otherwise agreed, remains unmodified and in full force and effect.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

                                          Borrower:

                                          NICHOLAS FINANCIAL, INC.

                                          By: /s/ Peter Vosotas
                                              ----------------------------------
                                          Title: CFO

                                          Agent:

                                          BANK OF AMERICA, N.A.,
                                              as Agent

                                          By: /s/ James C. Smith
                                              ----------------------------------
                                          Title: Vice President

                                          Existing Lenders:

                                          BANK OF AMERICA, N.A.

                                          By: /s/ James C. Smith
                                              ----------------------------------
                                          Title: Vice President

                                          HIBERNIA NATIONAL BANK

                                          By: /s/ W. Michael Lee Jr.
                                              ----------------------------------
                                          Title: Assistant Vice-President

                                          BANK ONE, NA

                                          By: /s/ Jeffrey Gluntz
                                             -----------------------------------
                                          Title: Officer

                                     - 3 -